Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 30, 2023, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314, as collateral agent (in its individual capacity, “Oxford”; and in its capacity as collateral agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender, OXFORD FINANCE CREDIT FUND II, LP, by its manager Oxford Finance Advisors, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFCF II”), OXFORD FINANCE FUNDING IX, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFF IX”), OXFORD FINANCE FUNDING 2023-1, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFF 2023-1”), OXFORD FINANCE FUNDING XIII, LLC, with an office located at 115 South Union Street, Suite 300, Alexandria, VA 22314 (“OFF XIII”) (each a “Lender” and collectively, the “Lenders”), FUSION PHARMACEUTICALS INC., a corporation organized under the federal laws of Canada (“CAN Borrower”), with an office located at 270 Longwood Road South, Hamilton, Ontario, L8P 0A6, Canada, and FUSION PHARMACEUTICALS US INC., a Delaware corporation (“US Borrower” and together with CAN Borrower, individually and collectively as the context requires, jointly and severally, “Borrower”), with an office located at 2 International Place, Suite 2310, Boston, Massachusetts 02110.

Recitals

WHEREAS, Collateral Agent, Borrower and the Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of April 4, 2022 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof;

WHEREAS, Borrower has requested that Collateral Agent and the Lenders make certain revisions to the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below; and

WHEREAS, although the Lenders and Collateral Agent are under no obligation to do so, the Lenders and Collateral Agent have agreed to make certain revisions to the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below;

Now, Therefore, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Collateral Agent hereby agree as follows:

1.
Definitions. Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.
2.
Amendments.
2.1
Section 10 of the Loan Agreement is hereby amended and restated in its entirety as follows:

10. NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand‑delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address, or email address by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	c/o FUSION PHARMACEUTICALS INC. 270 Longwood Road South Hamilton, ON, L8P 0A6, Canada Attn: Corey Manchester and Maria Stahl Email: manchester@fusionpharma.com; stahl@fusionpharma.com

with a copy (which shall not constitute notice) to:	GOODWIN PROCTER LLP 100 Northern Avenue Boston, MA 02210 Attn: Anne Bandes Email: abandes@goodwinlaw.com

If to Collateral Agent: with a copy to:

OXFORD FINANCE LLC

115 South Union Street

Suite 300

Alexandria, VA 22314

Attention: Legal Department

Email: LegalDepartment@oxfordfinance.com

OXFORD FINANCE CREDIT FUND II, LP

c/o Oxford Finance Advisors, LLC, its manager

115 South Union Street

Suite 300

Alexandria, VA 22314

Attention: Legal Department

Fax: (703) 519-5225

Email: Legal Department@oxfordfinance.com

with a copy to:	OXFORD FINANCE FUNDING IX, LLC 115 South Union Street Suite 300 Alexandria, VA 22314

Attention: Legal Department Fax: (703) 519-5225 Email: Legal Department@oxfordfinance.com
with a copy to:	OXFORD FINANCE FUNDING 2023-1, LLC 115 South Union Street Suite 300 Alexandria, VA 22314 Attention: Legal Department Fax: (703) 519-5225 Email: Legal Department@oxfordfinance.com
with a copy to:	OXFORD FINANCE FUNDING XIII, LLC 115 South Union Street Suite 300 Alexandria, VA 22314 Attention: Legal Department Fax: (703) 519-5225 Email: Legal Department@oxfordfinance.com

with a copy (which shall not constitute notice) to:	TROUTMAN PEPPER HAMILTON SANDERS LLP 401 9th Street, NW, Suite 1000 Washington, DC 20004 Attn: Charles Charpentier Email: charles.charpentier@troutman.com

2.2
Section 13.1 of the Loan Agreement is hereby amended by amending and restating the following definition in its entirety as follows:

“Term C Draw Period” is the period commencing on the date that Borrower makes a public announcement that [***] is sufficient to continue the [***] prior to March 31, 2024 and ending on the earlier of (a) March 31, 2024, and (b) the occurrence and during the continuance of an Event of Default; provided, however, that the Term C Draw Period shall not commence if on the date of the occurrence of such public announcement an Event of Default has occurred and is continuing.

2.3
Exhibit C of the Loan Agreement is hereby amended and restated in their entirety as set forth on Exhibit C attached hereto.
3.
Limitation of Amendment.
3.1
The amendments in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Collateral Agent or any Lender or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.
3.2
This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.
Representations and Warranties. To induce Collateral Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
4.1
Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date and (b) no Event of Default has occurred and is continuing;
4.2
Borrower has the corporate power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3
The organizational documents of Borrower delivered to Collateral Agent and the Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not (a) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (b) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower, or any of its property or assets may be bound or affected, (c) conflict with any of Borrower’s organizational documents, including their respective Operating Documents or (d) constitute an event of default under any material agreement by which Borrower, or its properties, are bound;
4.6
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect or are being obtained pursuant to Section 6.1(b) of the Loan Agreement), and
4.7
This Amendment has been duly executed and delivered by Borrower and constitutes the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.
Release by Borrower.

7.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and the Lenders and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

7.2 In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section 1542 of the California Civil Code, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.” (Emphasis added.)

7.3 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or any Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

7.4 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

7.5 Borrower hereby represents and warrants to Collateral Agent and the Lenders, and Collateral Agent and the Lenders are relying thereon, as follows:

(a) Except as expressly stated in this Amendment, neither Collateral Agent, the Lenders nor any agent, employee or representative of Collateral Agent or any Lender has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b) Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Amendment are contractual and not a mere recital.

(d) This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Collateral Agent and the Lenders, defend and hold them harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

6.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.
Integration. Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.
8.
Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.
9.
Effectiveness. This Amendment shall be deemed effective upon:
(i)
the due execution and delivery to Collateral Agent and the Lenders of this Amendment by each party hereto;
(ii)
Borrower’s payment of a fully-earned and non-refundable modification fee to Collateral Agent in an amount equal to $35,000; and
(iii)
Borrower’s payment of all Lenders’ Expenses, including reasonable and documented attorney’s fees and out-of-pocket expenses, incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts with the Lenders.

[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Third Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first set forth above.

BORROWER:

FUSION PHARMACEUTICALS INC.

By /s/ John Valliant
Name: John Valliant
Title: Chief Executive Officer
FUSION PHARMACEUTICALS US INC.

By /s/ John Valliant
Name: John Valliant
Title: President

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

LENDERS:

OXFORD FINANCE CREDIT FUND II, LP

By: Oxford Finance Advisors, LLC, its manager

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Senior Vice President

OXFORD FINANCE FUNDING IX, LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Secretary

OXFORD FINANCE FUNDING 2023-1, LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Secretary

OXFORD FINANCE FUNDING XIII, LLC

By /s/ Colette H. Featherly
Name: Colette H. Featherly
Title: Secretary

[Signature Page to Third Amendment to Loan and Security Agreement]

EXHIBIT C

Compliance Certificate

TO:

OXFORD FINANCE LLC, as Collateral Agent and Lender

OXFORD FINANCE CREDIT FUND II, LP, as Lender

OXFORD FINANCE FUNDING IX, LLC, as Lender

OXFORD FINANCE FUNDING 2023-1, LLC, as Lender

OXFORD FINANCE FUNDING XIII, LLC, as Lender

FROM:	FUSION PHARMACEUTICALS INC. FUSION PHARMACEUTICALS US INC.

The undersigned authorized officer (“Officer”) of each of FUSION PHARMACEUTICALS INC., and FUSION PHARMACEUTICALS US INC. (individually and collectively, “Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b) There are no existing Events of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, provincial, municipal and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Monthly within 30 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 120 days after FYE		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 60 days of FYE), and when revised		Yes	No	N/A
4)	A/R & A/P agings	If applicable		Yes	No	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
7)	IP Report	When required		Yes	No	N/A
8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
10)	Permitted Investments (Clause (e)): Up to CAD$5.5mm in 2022 and CAD$15mm, in aggregate, during loan term.		[See Attached Schedule I]	Yes	No	N/A
11)	Permitted Investments (Clause (f)): Up to $5mm in 2022 and $1mm in annual milestone payments (in aggregate)		[See Attached Schedule I]	Yes	No	N/A
12)	Permitted Investments (Clause (s)): Up to $5mm upfront and $1mm in annual milestone payments		[See Attached Schedule I]	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000)?	Yes	No

4)

Have there been any amendments of or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

FUSION PHARMACEUTICALS INC.

By

Name:

Title:

FUSION PHARMACEUTICALS US INC.

By

Name:

Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No

SCHEDULE I

(Permitted Investments Schedule)

Permitted Investments Schedule	H1'22	H2'22	H1'23	H2'23	H1'24	H2'24	H1'25	H2'25

Investment in TRIUMF Innovations Inc. - Permitted Investments (e) Up to CAD$5.5mm in 2022 and CAD$15mm, in aggregate, during loan term.

Investment Ac-225 unrelated to Canadian JV - Permitted Investments (f) Up to $5mm in 2022 and $1mm in annual milestone payments (in aggregate)

Investments in PSMA I&T associated assets - Permitted Investments (s) Up to $5mm upfront and $1mm in annual milestone payments